UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): January 5, 2010


                             Green Star Mining Corp.
               (Exact Name of Registrant as Specified in Charter)

         Delaware                     333-150385                26-1806348
(State or Other Jurisdiction         (Commission               (IRS Employer
    of Incorporation)                File Number)         Identification Number)

     Room 42, 4th Floor, New Henry House, 10 Ice Street, Central, Hong Kong
               (Address of Principal Executive Offices, Zip Code)

                                (00852) 2810 7822
              (Registrant's telephone number, including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communication pursuant to Rule 425 under the Securities Act (17
    CFR 230.425).

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
    CFR 240.14a-12).

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the
    Exchange Act (17 CFR 240.13e-4(c)).
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ITEM 5.03 AMENDMENT TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL
          YEAR

On January 5, 2010, the Company filed a Certificate of Amendment with the Secretary of State of Delaware amending its Certificate of Incorporation as follows: (1) to authorize and create 40,000,000 preferred shares, par value $0.001 per share; and (2) to add an article in relation to the indemnification to directors and officers.

A copy of the Certificate of Amendment of Certification of Incorporation is attached hereto as Exhibit 3.1.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits

Exhibit No.                            Exhibit Title
-----------                            -------------

   3.1 Certificate of Amendment of Certification of Incorporation, as filed with the Secretary of State of Delaware, on January 5, 2009


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
                                   SIGNATURES

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              Green Star Mining Corp.


Date: January 14, 2010                        By: /s/ Yi Chen
                                                 -------------------------------
                                                 Yi Chen, President


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